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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 13, 2002
                                                         -----------------




                               DT INDUSTRIES, INC.
                      -------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              DELAWARE                   0-23400              44-0537828
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    (STATE OR OTHER JURISDICTION       (COMMISSION           (IRS EMPLOYER
          OF INCORPORATION)           FILE NUMBER)        IDENTIFICATION NO.



   907 W. FIFTH STREET, DAYTON, OH                          45407
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   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (937) 586-5600
                                                           --------------


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE.

         On December 13, 2002, the Company issued a press release announcing that it will close its Erie, Pennsylvania operation and combine it into its Buffalo Grove, Illinois manufacturing facility. A copy of the press release is attached as Exhibit 99 hereto and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.  The following exhibits are filed herewith.

                  Ex. 99  Press Release dated December 13, 2002.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   December 16, 2002

                                        DT INDUSTRIES, INC.


                                        By:   /s/ Dennis S. Dockins
                                              ----------------------------------
                                              Dennis S. Dockins
                                              General Counsel and Secretary


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